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397G

ATTACHMENT A To LEASE/PURCHASE ORDER NO. ______________________

      Lessor:  AMERICAN FINANCE GROUP, INC.
      Address: Exchange Place
               Boston, Massachusetts 02109

      Lessee:  FORD MOTOR COMPANY
      Address: The American Road
               Dearborn, MI 48121

                        LEASE ORDER TERMS AND CONDITIONS

1.    Lease; Entire Agreement

      This Attachment, dated as of April 5, 1988, sets forth the terms and conditions governing the lease of certain items of personal property (the "Equipment") described on the face of the Lease Order to which this document is attached. This attachment, such lease/purchase order and any other attachments thereto shall constitute the "Lease Order" as such term is used herein and the entire agreement between the parties thereto; provided, however, that the printed terms and conditions (if any) on the reverse side of such lease/purchase Order shall have no force and effect. In the event of a conflict between the typewritten terms and conditions on the face of the Lease Order and the terms and conditions set forth herein, the typewritten terms and conditions on the face of the Lease Order shall govern.

2.    Term; Rental Payments

      (a) The term of the Lease Order is set forth on the face of this Lease Order and shall commence on the Rental Start Date as defined herein.

      (b) Lessee shall make rental payments to Lessor for lease of the Equipment in the amounts and on the dates specified in this Lease Order. All rental or other payments by Lessee to Lessor shall be made to Lessor at the address set forth in this Lease Order or at such other address as Lessor may hereafter direct in writing.

3.    Net Lease; Lessee's indemnity; No Warranties By Lessor.

      Rent is net of, and Lessee agrees to pay, and will indemnify and hold Lessor and any assignee of Lessor harmless from and against, all costs (including, without limitation, maintenance, repair and insurance costs), claims (but excluding third-party suits based solely on a claim of product liability or strict liability in tort), losses or liabilities relating to the Equipment or its use that are incurred by or asserted against Lessee, any permitted sublessee of Lessee, Lessor or any assignee of Lessor and arise out of matters occurring prior to the return of the Equipment (i) unless Lessor's intentional misconduct or negligence is the direct and proximate cause of the foregoing, and (ii) other than liens and security interests created by Lessor and (iii) other than taxes, fees, charges and assessments described in section 5(b) hereof. The Lease Order is for


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      purposes of providing lease financing only. Lessor is not a dealer, supplier, manufacturer or vendor of the Equipment, and Lessee is solely responsible for the selection of the Equipment, the manufacturer and vendor thereof in accordance with Lessee's specifications and for the inspection, acceptance, use and maintenance of the Equipment. Lessee agrees that it shall not initiate or participate, by joinder or otherwise, in a claim or counterclaim against Lessor of product liability or strict liability in tort and will object by appropriate proceeding to the inclusion of Lessor as a defendant in any proceeding based upon such a claim. The Lease Order is a triple net lease. Lessee's obligations are not subject to defense, counterclaim, set-off, abatement or recoupment, and Lessee waives all rights to terminate or surrender the Lease Order, for any reason, including, without limitation, defect in the Equipment or nonperformance by Lessor, provided, however, that Lessee specifically retains the right to seek recourse against Lessor by way of separate action either at law or in equity in the event of nonperformance by Lessor under the Lease Order. LESSOR HEREBY DISCLAIMS ALL WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, IMPLIED WARRANTIES OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE. Lessor will assign to Lessee all manufacturer or vendor warranties and will cooperate with Lessee in asserting any claims under such warranties.

4.    Use, Maintenance and Repairs

      The Equipment is to be used exclusively by Lessee in the conduct of its business, only for the purposes for which it was designed. The Equipment is not to be removed from the location specified on the Lease Order except upon prior written notice to Lessor, and in no event may the Equipment be moved to a location outside the continental United States without the prior written consent of Lessor, which consent shall not be unreasonably withheld. Lessee will effect all maintenance and repairs necessary to keep the Equipment in good and efficient operating condition and appearance, reasonable wear and tear excepted. All maintenance and repairs will be made in accordance with the manufacturer's recommendations and by authorized representatives of the manufacturer or by persons of equal skill and knowledge whose work will not adversely affect any applicable manufacturer's or vendor's warranty.

5.    Compliance with Laws; Taxes

      (a) Lessee shall comply with and conform to all laws and regulations relating to the possession, use and maintenance of the Equipment, and shall save Lessor harmless against actual or asserted violations thereof.

      (b) Lessee agrees to prepare and file all required returns or reports and to pay all sales, gross receipts, personal property and other taxes, fees, interest, fines or penalties imposed by any governmental authority relating in any way to the Equipment, except taxes measured by the net worth, net or gross income or profit of Lessor, including the Michigan Single Business Tax, which shall be solely the responsibility of Lessor. Notwithstanding the foregoing, Lessor will report and pay all use taxes and Lessee will pay to Lessor, on each Basic Rent Payment Date, as additional rent, an amount equal to the use taxes attributable to that payment of Basic Rent. If any item of Equipment is located in a taxing jurisdication that does not allow Lessee to report and pay personal property taxes directly, Lessee will prepare an appropriate tax return to be delivered, together with funds equal to the taxes Lessee claims are due on such return, to


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            Lessor not less than ten (10) days prior to the date such taxes are due. The state and local retail sales and use tax status of the Equipment shall be indicated on the face of this Lease Order.

6.    Acceptance

      Lessee shall accept the Equipment if the Equipment has operated efficiently for the period indicated in this Lease Order as the "Acceptance Period" in conformance with both technical specifications therefor and any proposal submitted to Lessee by Lessor. Lessee's acceptance shall be evidenced by its execution and delivery to Lessor of the "Certificate of Acceptance" in the form attached as Exhibit A. Lessee represents and warrants that Lessor is entitled to rely without independent verification or investigation on each such Certificate of Acceptance bearing a signature purporting to be that of a representative of Lessee as a true and genuine signature of a duly authorized agent of Lessee, valid and binding against Lessee for purposes of acceptance hereunder. Rental shall begin to accrue as of the first day of the acceptance period (the "Rental Start Date") at the Daily Acceptance Period Rent per unit of Equipment accepted shown on the Lease Order (such Daily Acceptance Period Rate being calculated as the per diem amount, per unit accepted, of the Monthly Rent based on a thirty-day month). Rental at the Monthly Rent shown on the Lease Order shall accrue and be payable in advance commencing as of the first day of month following the month in which the last unit of Equipment under a Lease Order has been accepted. (Lease Rate Factors shown on the Lease Order are the multiple which, applied to the per Unit or aggregate Equipment Cost (as the case may be), produce the Acceptance Period Rent per Unit or the Monthly Rent, respectively.)

7.    License

      Lessor grants to Lessee a nonexclusive, nontransferable license to use the software products, including related documentation, provided with the Equipment solely for Lessee's own use on or with the Equipment. Lessee will not sell, transfer, disclose, or otherwise make available such software products or copies thereof to third parties; provided, however, that the software products may be disclosed on a need-to-know basis to Lessee's employees or independent contractors using the Equipment. No title or ownership of the software products or any portion thereof is transferred to Lessee. The license granted herein shall terminate upon termination of this Lease Order, and Lessee agrees, upon termination, to return or destroy the software products and all portions or copies thereof.

8.    Transportation Expenses

      (a) Unless otherwise indicated in this Lease Order, all Equipment transportation, rigging and drayage charges shall be paid by Lessee. Lessee shall furnish such labor as may be necessary for packing and unpacking Equipment when in the possession of Lessee.

      (b) All shipments of Equipment shall be made by a method specified by Lessee.

9.    Risk of Loss.

      Lessee will bear all risk of loss with respect to the Equipment during the Lease Term and until the Equipment is returned to Lessor. Lessee will


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      notify Lessor promptly in writing if any item of Equipment is lost, stolen, requisitioned by a governmental authority or damaged beyond repair (each a "Casualty"), describing the Casualty in reasonable detail, and will promptly file a claim under appropriate policies of insurance. Lessee may, with the prior written consent of Lessor, replace the Equipment suffering a Casualty with similar items of at least equal value and utility. If Lessee does not replace the Equipment, Lessee will pay to Lessor on the next Payment Date following the Casualty, in addition to Basic Rent and other sums due on that date, an amount equal to the Casualty Value specified on the Lease Order for such Equipment. The Lease Order, solely as it relates to the Equipment suffering the Casualty, will terminate and ownership of the Equipment suffering the Casualty, including all claims for insurance proceeds or condemnation awards, will pass to Lessee upon receipt of such payment by Lessor.

10.   Insurance.

      Lessee agrees, directly or through an agent, to maintain policies of insurance on the Equipment in amounts, against risks and on terms and conditions applicable to other equipment owned or leased by Lessee and similar to the Equipment. Such insurance will at a minimum include (i) physical damage and theft insurance in an amount at least equal to the Casualty Value set forth on the Lease Order for such Equipment and (ii) comprehensive liability insurance in the amount of at least $5,000,000 per occurrence, in each case with deductibles not in excess of $100,000. All policies (A) are to be maintained with insurers acceptable to Lessor; (B) are to name Lessor and its assignees as loss payees with respect to physical damage and theft and as additional insureds with respect to liability, as their interests may appear; and (C) are to provide that they may not be altered or cancelled except upon thirty days prior written notice to Lessor and each of Lessor's assignees named as additional insured and loss payee. Lessee agrees to deliver to Lessor such certificates of insurance as Lessor may, from time to time, request. Lessor may hold any insurance proceeds as security for Lessee's performance of its obligations with respect to the Equipment on behalf of which the proceeds were paid and the payment of all rent and other sums then due and unpaid under the Lease Order and will pay such proceeds over to Lessee only upon receipt of satisfactory evidence thereof. Lessor accepts Lessees current practices of self-insurance in satisfaction of the requirements set forth above.

11.   Quiet Possession and Use

      (a) Title to the Equipment shall remain in Lessor, and Lessee shall keep the Equipment free and clear of any and all liens, charges and encumbrances of any party claiming by or through Lessee.

      (b) Lessor convenants and warrants to and with Lessee that Lessor is the lawful owner of the Equipment, free from all encumbrances, and that, subject to Lessee performing the conditions hereof, Lessee shall peaceably and quietly hold, possess and use the Equipment during the term of this Lease Order. Lessor shall indemnify and hold harmless Lessee and will protect and defend, at its sole expense, the rights of Lessee described in this Paragraph against any claims against or encumbrances on the Equipment asserted by or through Lessor.


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12.   Lessee's Right to Sublease and Assign

      Provided that Lessee is not in default hereunder, Lessee shall have the following rights to sublease the Equipment or assign this Lease Order for the remainder of the applicable lease term; provided, however, that Lessee shall remain responsible for all provisions and obligations of this Lease
      Order:

      (a) Lessee may sublease the Equipment to a Ford Affiliated Company upon reasonable prior notice to Lessor (a "Ford Affiliated Company" is any subsidiary or affiliate of Lessee 51% of the voting stock or assets of which are indirectly or directly owned or controlled by Lessee); or

      (b) Lessee may sublease the Equipment or assign this Lease Order to any other party upon 30 days prior written notice to Lessor and provided that Lessor consents in writing to such sublessee or assignee and all terms and conditions of such sublease or assignment, such consent not to be unreasonably withheld.

13.   Assignment by Lessor

      (a) Lessor may at any time and from time to time transfer, assign or grant a security interest in its rights under this Lease Order, the Equipment and/or the rental payments and other sums at any time due and to become due, or at any time owing or payable, by Lessee to Lessor under any of the provisions of this Lease Order, provided that Lessor gives Lessee 30 days prior written notice of any proposed transfer, assignment or grant occurring under this Paragraph 16(a) and obtains Lessee's prior written approval, which approval shall not be unreasonably withheld, provided, however, that no notice to or consent by Lessee is required for an assignment to a trust, limited partnership or other entity sponsored and managed by Lessor or its affiliates. Any such assignment may be either absolute or as collateral security for indebtedness of Lessor. There shall be only one absolute assignee and one collateral assignee at any one time. It shall be reasonable for Lessee to withhold its approval if the proposed transfer, assignment or grant of a security interest would in any way affect any then existing loan commitments or lines of credit of Lessee or any member of Lessee's "Affiliated Group" with such assignee or with any corporation that is a member of an "Affiliated Group" of which such assignee is also a member. The term "Affiliated Group" shall have the meaning set forth in Section 1504(a) of the Internal Revenue Code.

      (b) No such assignee shall be obligated to perform any duty, covenant or condition required to be performed by Lessor under any of the terms and conditions hereof; provided, however, that such assignee shall be obligated to comply with this Paragraph in the event such assignee proposes to further transfer, assign or grant a security interest in its rights under this Lease Order. Notwithstanding any such assignment, each and every covenant, agreement, representation and warranty of Lessor shall survive any such assignment and shall be and remain the sole liability of Lessor and of every person, firm or corporation succeeding (by merger, consolidation, purchase of assets or otherwise) to all or substantially all of the business assets or good will of Lessor. Without limiting the foregoing, Lessee acknowledges and agrees that from and after the receipt by Lessee of


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            written notice of an assignment from Lessor (i) if so directed, all rental and other payments which are the subject matter of the assignment shall be paid to the assignee thereof at the place of payment designated in such notice, (ii) if such assignment was made for collateral purposes, the rights of any such assignee in and to the rental and other payments by Lessee under any provisions of this Lease Order shall be absolute and unconditional and shall not be subject to any abatement whatsoever, or to any defense, set-off, counterclaim or recoupment whatsoever by reason of any damage to or loss or destruction of the Equipment, or any defect in or failure of title of Lessor to the Equipment, or any interruption from whatsoever cause (other than from any wrongful act of such assignee) in the use, operation or possession of the Equipment or any indebtedness or liability howsoever and whenever arising of Lessor to Lessee or to any other person, firm, corporation or governmental agency or taxing authority, or any misconduct or negligence of Lessor, and (iii) the assignee shall have the sole right to exercise all rights, privileges, consents and remedies (either in its own name or in the name of Lessor for the use and benefit of the assignee) which are permitted or provided to be exercised by Lessor. Lessee shall confirm the above to such assignee in writing in such form as such assignee may reasonably require. Lessee does not hereby waive any claim which it may have against Lessor, any assignee or any other party.

      (c) It is further understood and agreed that if a security interest in the Equipment is granted to an assignee of the rental payments as additional security for indebtedness of Lessor, the security agreement covering the Equipment shall expressly provide that the right, title and interest of the secured party thereunder is subject to the right and interest of Lessee in and to the Equipment pursuant to this Lease Order.

14.   Alterations and Attachments

      Lessee may make or have made on its behalf alterations in and additions or attachments to the Equipment which are necessary or desirable for the maintenance or improvement of the Equipment, all at Lessee's sole cost and expense, provided that no such alteration, addition or attachment reduces the value or impairs the capabilities or efficiency of the Equipment or violates the provisions of Revenue Procedure 79-48 or any successor rule, regulation or Revenue Procedure. Lessor shall, at Lessee's sole expense, execute and deliver from time to time such instruments, including but not limited to orders for new equipment, components or modifications, and do such other matters and things as may be necessary or appropriate to Lessee's rights under this Paragraph 14. Any part, attachment, appurtenance or accessory constituting a physical part of the Equipment which cannot be readily removed without impairing the value or utility of the Equipment and shall be deemed to be an accession to the Equipment and shall from that time be deemed part of the Equipment, with title thereto vesting in Lessor. Such alterations, additions or attachments shall not modify the term of the lease of the Equipment with respect to which such alterations, additions or attachments are made unless agreed to by Lessor and Lessee. If Lessee shall affix the Equipment to any real property, the Equipment shall remain personalty and shall not become part of the realty.


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15.   Recordation

      Lessee, upon demand in writing from Lessor, shall assist Lessor to cause the Lease Order, all attachments and exhibits hereto and any and all additional instruments or statements which shall be executed pursuant to the terms hereof, so far as permitted by applicable law or regulations, to be kept, filed, and recorded and to be re-executed, refiled, and re-recorded at all times in the appropriate office and in such other places, whether within or without the United States, as Lessor may reasonably request to perfect and preserve its rights hereunder.

16.   Inspection; Reports

      Lessor may from time to time, upon reasonable notice and during Lessee's normal business hours, inspect the Equipment and Lessee's records with respect thereto and discuss Lessee's financial condition with knowledgeable representatives of Lessee. Lessee will, if requested, provide a report on the condition of the Equipment, a record of its maintenance and repair, a summary of all items suffering a Casualty, a certificate of no default or such other information or evidence of compliance with Lessee's obligations under the Lease Order as Lessor may reasonably request.

17.   Late Payment Charges; Lessor's Right to Perform for Lessee

      A Late Payment Charge equal to the lesser of the late payment charge assessed against Lessor in connection with the financing of its purchase of the Equipment or 2% per annum above the prime or base lending rate of The First National Bank of Boston, as announced from time to time, will accrue on any sum not paid when due for each day not paid, provided that Lessor has furnished Lessee with an invoice therefor thirty (30) days prior to the due date thereof and given ten business days' written notice of such nonpayment. If Lessee falls to duly and promptly pay or perform any of its obligations hereunder, Lessor may itself pay or perform such obligations for the account of Lessee without thereby waiving any default and Lessee will pay to Lessor, on demand and in addition to Basic Rent, an amount equal to all sums so paid or expenses so incurred, plus a Late Payment Charge accruing from the date such sums were paid or expenses incurred by Lessor.

18.   Lessee's Options Upon Lease Expiration

      Lessee has the option at the expiration of the Lease Term, exerciseable with respect to all, but not less than all, items of Equipment leased pursuant to Lease Orders having the same Expiration Date, (i) to return the Equipment to Lessor, (ii) to renew the Lease Order at fair rental value for a Renewal Term the length of which shall be determined by agreement of Lessee and Lessor or (iii) to purchase the Equipment for cash at its then fair market value. Lessee agrees to provide Lessor written notice of its decision to return or purchase the Equipment or renew the Lease Order not less than 90 days prior to the Expiration Date. If Lessee fails to give Lessor 90 days' written notice, the Lease Term may, at Lessor's option, be extended and continue until 90 days from the date Lessor receives written notice of Lessee's decision to return or purchase the Equipment or renew the Lease Order. Fair market value, fair rental value and useful life will be determined by agreement of Lessor and Lessee, or if the parties cannot agree, by an independent equipment


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      appraiser of nationally recognized standing selected by mutual agreement of and paid equally by Lessor and Lessee. At the expiration of the Lease Term or any extension or renewal thereof, Lessee will, at its expense, assemble, pack, and crate the Equipment, all in accordance with manufacturer's recommendations, if any, and deliver it by common carrier, freight and insurance prepaid, to a place to be designated by Lessor within the continental United States. All packaging will include related maintenance logs, operating manuals, and other related materials and will be clearly marked so as to identify the contents thereof. The Equipment will be returned in good and efficient operating condition and appearance, reasonable wear and tear excepted, and eligible for manufacturer's maintenance, if available, free of all Lessee's markings and free of all liens and encumbrances other than those created by Lessor or arising out of claims against Lessor and not related to the lease of the Equipment to Lessee. Lessor may, but is not required to, inspect the Equipment prior to its return. If, upon inspection, Lessor determines that the condition of any item of Equipment does not conform to the minimum requirements set forth on Exhibit B hereto, Lessor will promptly notify Lessee of such determination, specifying the repairs or refurbishments needed to place the Equipment in the minimum acceptable condition. Lessor may, at its option, either require Lessee to effect such repairs or itself effect such repairs. Lessor may re-inspect the Equipment and require further repairs as often as necessary until the Equipment is placed in acceptable condition. In either case, all costs will be paid by Lessee. The Lease Order shall continue in full force and effect and Lessee shall continue to pay Basic Rent through and including the date on which the Equipment is accepted for return by Lessor.

19.   Lessee's Representations and Warranties

      Lessee represents, warrants and certifies as of the date of execution and delivery of each Lease Order as follows:

      (a) Lessee is duly organized, validly existing and in good standing under the laws of the state of its incorporation, with full power to enter into and to pay and perform its obligations under the Lease Order, and is duly qualified and in good standing in all other jurisdictions where its failure to so qualify would adversely affect the conduct of Its business or the performance of its obligations under or the enforceablility of the Lease Order;

      (b) the Lease Order and all related documents (including, without limitation, the Certificate of Acceptance) have been duly authorized, executed and delivered by Lessee, are enforceable against Lessee in accordance with their terms and do not and will not contravene any provisions of or constitute a default under Lessee's organizational documents or its By Laws, any agreement to which it is a party or by which it or its property is bound, or any law regulation or order of any governmental authority;

      (c) Lessor's right, title and interest in and to the Lease Order, the Equipment and the rentals therefrom will not be affected or impaired by the terms of any agreement or instrument by which Lessee or its property is bound;

      (d) no approval of, or filing with, any governmental authority or other person is required in connection with Lessee's entering into or the payment or performance of its obligations under the Lease Order;


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      (e)   there are no suits or proceedings pending or threatened before any court or governmental agency against or affecting Lessee which, if decided adversely to Lessee, would materially adversely affect Lessee's business or financial condition or its ability to perform any of its obligations under the Lease Order or this Master Lease Agreement as incorporated therein by reference; and

      (f) there has been no material adverse change to Lessee's financial condition since the date of its most recent audited financial statement.

20.   Default

      (a) If, during the continuance of this Lease Order, one or more of the following events ("Events of Default") shall occur:

            (i) Lessee shall fail to make any part of the rental payments provided in Section 2 hereof within ten days after receipt of written notice of nonpayment;

            (ii) Lessee shall make or permit any unauthorized assignment or transfer of this Lease Order or possession of the Equipment to any third party.

            (iii) Lessee shall fail to observe or perform any other material covenant, condition and agreement of Lessee contained herein and such failure shall continue for 30 days after written notice thereof from Lessor to Lessee. If such Event of Default is of such a nature that it cannot reasonably be cured within 30 days, then Lessee shall not be deemed in default during any period of time that it takes Lessee to cure such Event of Default, provided that Lessee notifies Lessor in writing that efforts to cure such defaults have been commenced and Lessee is diligently pursuing such cure in good faith;

            (iv) Lessee shall have entered against it by a court of competent jurisdiction a decree or order for relief in respect of the Lessee in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Lessee or for any substantial part of its property, or ordering the winding up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days; or

            (v) Lessee shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law nor or hereafter in effect, or consent or the entry of an order for relief in an involuntary case under any such law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or similar official of the Lessee) or for any substantial part of its property, or make any general assignment for the benefit of creditors, or fail generally to pay its debts as they become due, or take any corporate action in furtherance of any of the foregoing.


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      (b)   Upon the occurrence of an Event of Default, Lessor may, without notice to Lessee, declare the applicable Lease Order in default and may exercise any of the following remedies:

      I.    at Lessor's option, and in its sole discretion either:

            (i) declare all Basic Rent and other sums due or to become due under the Lease Order immediately due and payable, and sue to enforce the payment thereof; or

            (ii) receive from Lessee (and sue to enforce the payment thereof), as liquidated damages for loss of the bargain and not as a penalty, and in addition to all accrued and unpaid Basic Rent and other sums due under the Lease Order, an amount equal to the greater of (A) the Casualty Value set forth on the Lease Order calculated after the last payment of Basic Rent actually received by Lessor or (B) the fair market value of the Equipment as of the date of default determined by an appraiser selected by Lessor, plus, in either case, interest thereon at the Late Payment Charge rate from the date of default until the date of payment, and, after receipt in good funds of the sums described above, Lessor will, if it has not already done so, terminate the Lease Order and, at its option, either pay over to Lessee as, when and if received, any net proceeds (after all costs and expenses) from any disposition of the Equipment, or convey to Lessee all of its right, title and interest in and to the Equipment, as is, where is and with all faults, without recourse and without warranty; and

      II. without regard to whether Lessor has elected either option in subsection I. above, Lessor may

            (i) proceed by appropriate court action either at law or in equity to enforce performance by Lessee of the covenants and terms of the Lease Order and to recover damages for the breach thereof; and

            (ii) terminate the Lease Order by written notice to Lessee, whereupon all right of Lessee to use the Equipment will immediately cease and Lessee will forthwith return the Equipment to Lessor in accordance with the provisions hereof; and

            (iii) repossess the Equipment and without notice to Lessee, dispose of it by private or public, cash or credit sale or by lease to a different lessee, in all events free and clear of any rights of Lessee, and for this purpose Lessee hereby grants to Lessor and its agents the right to enter upon the premises where the Equipment is located and to remove the Equipment therefrom and Lessee agrees not to interfere with the peaceful repossession of the Equipment; and

            (iv) recover from Lessee all costs and expenses arising out of Lessee's default, including, without limitation, expenses of repossession, storage, appraisal, repair, reconditioning and disposition of the Equipment and reasonable attorneys' fees and expenses.

      (c) The remedies provided for in this Lease Order shall not be deemed exclusive, but shall be cumulative, and shall be in addition to all other remedies existing at law or in equity. The failure or delay of either party in exercising any rights granted it hereunder upon any occurrence of any of the contingencies set forth herein shall not constitute a waiver of any such right upon the continuation or recurrence of any of such contingencies or similar contingencies and any single or partial exercise of any particular right shall not exhaust the same or constitute a waiver of any other right provided herein.

21.   Notice; Governing Law

      All notices required hereunder shall be effective upon receipt in writing delivered by hand or by other receipt-acknowledged method of delivery at the address first above written. This Lease Order shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

      AMERICAN FINANCE GROUP, INC.           FORD MOTOR COMPANY


      By: /s/ [ILLEGIBLE]                    By: /s/ J. L. Scicluna
          ------------------------               -------------------------------
                                                    J. L. Scicluna
      Title: Vice President                  Title: Director, Facilities
                                                 -------------------------------
                                                    and Tools Purchasing Office

                                    Exhibit A
                       To Lease Order Terms and Conditions
                  Between American Finance Group, Inc., Lessor,
                         and Ford Motor Company. Lessee,
                             dated April __ , 1988.

                             ACCEPTANCE CERTIFICATE

      The undersigned Ford Motor Company ("Lessee"), by its duly authorized representative whose signature appears below, hereby represents, warrants and certifies (a) that the Equipment described on the Internal Combustion Truck Pre-Delivery/Delivery Report has been delivered to and inspected and found satisfactory by Lessee and is accepted for lease by Lessee under Lease Order No. _________ and the Lease Order Terms and Conditions dated April __, 1988 as incorporated therein by reference, as of the Acceptance Date set forth below;
(b) all items of Equipment are new and unused as of the Acceptance Date, except as otherwise specified, and (c) the representations and warranties of Lessee set forth in the Lease Order Terms and Conditions are true and correct as of the date hereof.


                    ACCEPTANCE DATE: _______________________


                                           FORD MOTOR COMPANY


                                           By: ____________________________
                                               Authorized Signer


Accepted and Agreed To:

AMERICAN FINANCE GROUP, INC.


By ________________________________
   Authorized Signer


0250F

        [ATTACH INTERNAL COMBUSTION TRUCK PRE-DELIVERY/DELIVERY REPORT]

[ILLEGIBLE]
------------------------------------------------------------------------------------------------------------------------------------
DATE DELIVERED           LEASE          SALE           RENTAL            DEMO        HOUR METER         MODEL         SERIAL NUMBER
                          |_|            |_|             |_|              |_|
------------------------------------------------------------------------------------------------------------------------------------
ENGINE                                       UPRIGHT                                         CARRIAGE TYPE
  Manufacturer ____________________            Lift Height __________________________          Pt. No. _____________________________
  Serial No. ______________________            Pt. No. ______________________________          Size ________________________________
  Model ___________________________            Control No. __________________________          |_| Hook    |_| Pin
                                               |_| Int. Free Lift  |_| Standard
FUEL                                           |_| Free Lift       |_| 3-Stage               FORK
  |_| Gas   |_| L.P.G.   |_| Diesel            |_| Wide 3-Stage    |_| Heavy Duty              Pt. No. _____________________________
                                               |_| 4-Stage         |_| SPED                    |_| Hook    |_| Pin    |_| Other
DIFFERENTIAL                                   |_| Other
  |_| Std.    |_| Lo-speed                                                                   ATTACHMENT
                                             CYL. ASSY. NO. & MFG. CODE                        Type ________________________________
TRANSMISSION                                   Main _________________________________          Mfg. ________________________________
  Manufacturer ____________________            Free Lift ____________________________          Model _______________________________
  Serial No. ______________________                                                            Serial No. __________________________
  Pt. No. _________________________          TIRE SIZE AND TYPE
                                               Drive ____________  Steer ____________            DEALER INSTALLED OPTIONS OR
TYPE                                           |_| Std. _________  |_| Std. _________                    ACCESSORIES
  |_| Standard   |_| Powershift                |_| Poly _________  |_| Poly _________        _______________________________________
                                               |_| Other ________  |_| Other ________        _______________________________________
                                                                                             _______________________________________

-------------------------------------------------------------------------
                       Pre-Delivery Check List

Mark box with "X" when item is checked and/or corrected per specifi-         -------------------------------------------------------
cations prior to delivery.  Mark box with "O" when item does not apply.                  CUSTOMER DELIVERY SERVICE CHECK LIST
|_| Engine oil level               |_| Inching qualities                       Review Owners & Operators Guide and Explain
|_| Cooling system fluid level     |_| Brake operation                         Each Item to the Customer.  Mark Each Box With an
|_| Battery acid level             |_| Upright mounting hardware               "X" When Complete.
|_| Brake fluid level              |_| Upright adjustment & lube
|_| Steering gear oil level        |_| Tilt limiters correct                   |_| Capacity Limitations
|_| Differential oil level         |_| Attachment mounting                     |_| Operator Safety Rules
|_| Transmission oil level         |_| Steering operation                      |_| Name Plate Correct
|_| Hydraulic system oil level     |_| hydraulic system operation              |_| Location and Use of Instruments & Controls
|_| General lubrication                 (cold)                                 |_| Demonstrate Operator Procedures & Techniques
|_| Tire inflation (cold)          |_| Hydraulic system operation              |_| Routine Maintenance & Lube Requirements
|_| Hoses routed properly               (loaded)                               |_| Operation & Maintenance of Attachment
|_| Air cleaner hose connections   |_| Attachment operation                    |_| Warranty Policy
|_| Electrical connections &       |_| Oil & fluid leaks                       |_| Parts Ordering Procedures
     wire routing                  |_| Engine r.p.m. (idle &                   |_| Dealer's After-Delivery Services
|_| Horn                                governed)                              |_| Parts Book Delivered
|_| Warning lights & guages        |_| Engine starting (hot)                   |_| Keys Delivered
|_| Optional equipment             |_| Wheel lugs & axle studs                 |_| O. & O. Guide Delivered
|_| Engine starting (cold)              retorqued                              |_| S.I.O. Package (if applicable)
|_| Clutch operation               |_| Unit matches customer specs           -------------------------------------------------------
|_| Gear shifting                  |_| Condition of paint
                                   |_| Name plate correct
                                   |_| U.L. Tag

Serviceman's Signature ______________________________
Date ____________________________________

-------------------------------------------------------------------------


                                                                      ______________________________________________________________
                                                                      Owner
______________________________________________________________
Dealer                                                                ______________________________________________________________
                                                                      Address
______________________________________________________________
Address                                                               ______________________________________________________________
                                                                      City                      State                    Zip
______________________________________________________________
City                      State                    Zip                This machine has been received in satisfactory condition.  We have received the Owner's and Operator's Guide and
At the time of delivery, the Parts Manual, Owner's and                instruction regarding the operation, maintenance, safety
Operator's Guide and Warranty Policy were explained and               practices and warranty policy in accordance with the Delivery
delivered.  The delivery service was conducted as noted above.        Check List and O & O Guide.


X ________________________________________   _________________        X ________________________________________   _________________
  Dealer Representative's                    Date                       Customer Representative's                  Date
        Signature                                                              Signature
599824 R1

                                                            FACTORY COPY

                                    Exhibit B
                       To Lease Order Terms and Conditions
                  Between American Finance Group, Inc., Lessor,
                         and Ford Motor Company, Lessee,
                              dated April __, 1988.

CONDITION OF EQUIPMENT AT EXPIRATION OF LEASE TERM:

1.    When loaded to its rated capacity, each Unit shall:

      (a) Start under its own power and idle without water or fuel leaks and without oil leaks in excess of one drip per minute.

      (b) Move through its normal speed ranges in both forward and reverse, in normal operating manner.

      (c)   Steer normally right and left in both forward and reverse.

      (d) Be able to stop with its service brakes within a safe distance, in both forward and reverse.

      (e) Lift, lower, and tilt normally with and without a load a minimum of three (3) times. Oil leakage must not be such that there is more than one drip per minute. Carriage, lift chains and channel assembly shall be in working condition, normal wear and tear excepted.

      (f) Electric trucks, if purchased with batteries, must be returned with batteries that are capable of sustaining a charge that will permit use of the equipment for an eight (8) hour shift.

      (g)   All motors shall operate without arcing and/or sparking.

2. Each Unit's attachment(s), if any, shall perform all of its required functions, and each Unit's horn, parking brake, and lights shall be operational.

3. Each Unit shall have tires with at least thirty-five percent (35%) remaining tread, and without flat spots. Chunking shall be permitted, but there shall be no chunks larger than a half dollar in size.

4.    Each Unit shall be complete with all parts and pieces.


0250F

                               FIRST AMENDMENT TO
                                LEASE ORDER TERMS
                                 AND CONDITIONS

      This FIRST AMENDMENT, dated as of June 28, 1988, between Ford Motor Company ("Lessee") and American Finance Group ("Lessor") amends Lease Order Terms and Conditions dated as of April 5, 1988, between Lessee and Lessor (the "Lease Order"), as follows.

      1. Section 6 of the Lease Order Terms and Conditions is hereby amended and restated to read in its entirety as follows:

      "6.   Acceptance

      Lessee shall accept the Equipment if the Equipment has operated efficiently for the period indicated in this Lease Order as the "Acceptance Period" in conformance with both technical specifications therefor and any proposal submitted to Lessee by Lessor. Lessee s acceptance shall be evidenced by its execution and delivery to Lessor of the "Certificate of Acceptance" in the form attached as Exhibit A. Lessee represents and warrants that Lessor is entitled to rely without independent verification or investigation on each such Certificate of Acceptance bearing a signature purporting to be that of a representative of Lessee as a true and genuine signature of a duly authorized agent of Lessee, valid and binding against Lessee for purposes of acceptance hereunder. Rental shall begin to accrue as of the first day of the acceptance period (the "Rental Start Date") at the Daily Acceptance Period Rent per unit of Equipment accepted shown on the Lease Order (such Daily Acceptance Period Rent being calculated as the per diem amount, per unit accepted, of the Monthly Rent based on a thirty-day month). Rental at the Monthly Rent shown on the Lease Order shall accrue and be payable in advance commencing as of the first day of calender quarter following the month in which the last unit of Equipment under a Lease Order has been accepted. (Lease Rate Factors shown on the Lease Order are the multiple which, applied to the per Unit or aggregate Equipment Cost (as the case may be), produce the Acceptance Period Rent per Unit or the Monthly Rent, respectively.)"

      2. This First Amendment shall apply to all equipment leased pursuant to Lease Orders for which the Rental Start Date is on or after May 5, 1988.

      IN WITNESS WHEREOF the parties hereto have caused this First Amendment to be executed and delivered by their duly authorized representatives as of the date first above written.

                        AMERICAN FINANCE GROUP


                        By: /s/ [ILLEGIBLE]
                            ----------------------------------------------------

                        Title: Associate General Counsel and Assistant Secretary
                               -------------------------------------------------

                        FORD MOTOR COMPANY


                        By: /s/ J.L. Siciluna
                            ----------------------------------------------------

                        Title: Director
                               -------------------------------------------------
                               Facilities & Tools Purchasing Office

              SECOND AMENDMENT TO LEASE ORDER TERMS AND CONDITIONS

      This SECOND AMENDMENT, dated as of May 19, 1989, between Ford Motor Company ("Lessee") and American Finance Group ("Lessor") amends Lease Order Terms and Conditions dated as of April 5, 1988, between Lessee and Lessor (as successor in interest to American Finance Group, Inc.) (the "Lease Order Terms and Conditions"), as follows:

      1. Section 6 of the Lease Order Terms and Conditions is hereby amended and restated to read in its entirety as follows:

      "6. Acceptance

            Lessee shall accept the Equipment if the Equipment has operated efficiently for the period indicated in this Lease Order as the "Acceptance period" in conformance with both technical specifications therefor and any proposal submitted to Lessee by Lessor. Lessee's acceptance shall be evidenced by its execution and delivery to Lessor of the "Acceptance Certificate" in the form attached as Exhibit A. Lessee represents and warrants that Lessor is entitled to rely without independent verification or investigation on each such Acceptance Certificate bearing a signature purporting to be that of a representative of Lessee as a true and genuine signature of a duly authorized agent of Lessee, valid and binding against Lessee for purposes of acceptance hereunder and for purposes of enforcement of the Lease. Rentals shall begin to accrue as of the first day of the acceptance period (the "Rental Start Date") at the Daily Acceptance Period Rent per unit of Equipment accepted shown on the Lease Order (such Daily Acceptance Period Rent being calculated as the per diem amount, per unit accepted, of the Monthly Rent based on a thirty-day month). Rental at the Monthly Rent shown on the Lease Order shall accrue and be payable in advance commencing as of the first day of the month following the month in which the last unit of Equipment under a Lease Order has been accepted. (Lease Rate Factors shown on the Lease Order are the multiple which, applied to the per Unit or aggregate Equipment Cost (as the case may be), produce the Acceptance Period Rent per Unit or the Monthly Rent, respectively.)"

      2. For all purposes under the Lease Order Terms and Conditions and Lease Orders, "Basic Rent" and "Monthly Rent" shall be synonymous.

      3. This Second Amendment shall apply to all equipment leased pursuant to Lease Orders for which the Rental Start Date is on or after May 19, 1989.

      As amended hereby, the Lease Order Terms and Conditions are hereby approved, confirmed and ratified and are in full force and effect.

      IN WITNESS WHEREOF the parties hereto have caused this Second Amendment to be executed and delivered by their duly authorized representatives as of the date first above written.

FORD MOTOR COMPANY                        AMERICAN FINANCE GROUP


By: /s/ [ILLEGIBLE] 12-18-90              By: /s/ [ILLEGIBLE]
    ------------------------------            ----------------------------------

Title: Buyer                              Title:
       ---------------------------               -------------------------------

0526F/2

                                   [FORD LOGO]

FORD MOTOR COMPANY, A DELAWARE CORPORATION    SHOW THIS PURCHASE ORDER NUMBER ON
BUYER WILL PURCHASE AND RECEIVE, AND                 SHIPPING AND BILLING PAPERS
                                -----------------
                                 PURCHASE ORDER           AP-5300-034222-0
                                -----------------

LESSOR/MANUFACTURER
American Finance Group, Inc.
Correspondence to:                 DATE OF ORDER           DATE OF DELIVERY
Fraza Equipment                       8-30-90                  3-07-91
15725 Twelve Mile Road
Roseville, MI 48066-1859           REQUISITION NO.          PAYMENT TERMS
                                   PN-5300-034222           1st day of each
Supplier       Duns                                         month per lease
Code           Number
SELLER, WILL SELL AND DELIVER SUPPLIES OR SERVICES SPECIFIED HEREIN, SUBJECT TO THE TERMS AND CONDITIONS ON THE FACE AND REVERSE SIDE HEREOF.

                                   ROUTING                  SHIPPING POINT
                                   Vendor's Delivery        Houston, TX

FOLD

SALES - USE TAX STATUS - To be paid by Lessee.

DELIVERY                             TRANSPORTATION COSTS
F.O.B. - Destination                 Prepaid and add to invoice

SHIP TO:                     INVOICE TO:                  PAYMENTS TO BE SENT:
Ford Motor Company           Ford Motor Company           American Finance
Dearborn Assembly Plant      Dearborn Assembly Plant      Group, Inc.
Rouge Area Rec AA            P.O. Box 1659                Exchange Place
Dearborn, MI 48121           Dearborn, MI 48121           Boston, MA 02109
                                                          ATTN: Lease Financing

QUANTITY         EQUIPMENT DESCRIPTION
--------         ---------------------

  1) Caterpillar Model #T100D fork lift truck per Ford Motor Company ZA-1 Standards, OSHA Regulations, and Lessor's Proposal dated 8-16-90. Above to be leased per Master lease dated April 5, 1988.

      A.    Unit Value:                  Each                    $29,063.00

      B.    Fixed Monthly Rent:          Each                    $   696.11

      C.    Aggregate Rent:              Each                    $25,060.00

      D.    Monthly Rental Factor:       Each                       .023952

      E.    Lease Term:                  Each                        3 yrs.

            Lease term begins on date of delivery to Ford.

CONFIRMING CONTACT: Ed Patrick, 8/30/90
PROJECT AND ITEM NUMBERS: 50241L

                                              By: /s/ R. R. Cronan
                                                  ------------------------
                                                  FORD MOTOR CO., PURCHASING
                                                  R. R. Cronan, 125
Requested By: B. Gray
[ILLEGIBLE],                                  DATE TYPED: 9/17/90
TG/RC/ms
(70591/20)


                                     Page 1
SUPPLY STAFF (P)                                                       ORIGINAL
MAY          87  492F  Previous Editions May Not Be Used.

[FORD LOGO]

Purchase Notification

AMENDMENT  AMENDMENT  AMENDMENT  |_| Requisition

--------------------------------------------------------------------------------
Show these numbers on shipping and billing documents
--------------------------------------------------------------------------------
Blanket order number (if any)     Purchase Order Number, or Release Authori-
                                  zation when blanket order is entered at left.
                                  No.  G 28 P089 204034 D.
--------------------------------------------------------------------------------
F.O.B. (Title transfer point)                 (other)     Date of order
|X| Carrier seller's plant |_| Destination                   4/16/92
--------------------------------------------------------------------------------
Transportation Terms     (other)                          Delivery date
|_| Collect  |X| Prepaid                                     5/01/90
--------------------------------------------------------------------------------
Payment terms                                             Shipping point
NET 30 DAYS
--------------------------------------------------------------------------------
Routing
|X| Seller's delivery |_| By destination traffic          FUNDS =USD
--------------------------------------------------------------------------------
Ford Motor company, buyer, agrees to purchase and receive, and

      AMER FINANCE GROUP INC
      TREAS DEPT 14TH FLOOR
      EXCHANGE PLC
      BOSTON                  MA 02139

Seller, agrees to sell and deliver supplies or services specified herein subject to the terms and conditions on the face and reverse side hereof.
--------------------------------------------------------------------------------
* Ship to:
   FORD MOTOR COMPANY

AUTOVIDRIO, S.A. DE C.V.
11405 ROJAS DRIVE UNIT 9/10
EL PASO, TX 79936
ATTN: RECEIVING
--------------------------------------------------------------------------------
SALES AND USE TAXES
|x| Do not bill sales or use tax because purchases are covered by direct pay permits or exemptions.

|_| Do not bill sales or use tax because purchases are for resale.

    See Section 15 for additional information and instructions.
--------------------------------------------------------------------------------
* Invoice to:
  FORD MOTOR COMPANY

FORD MOTOR COMPANY
P.O. BOX 1248
DEARBORN, MI. 48121
================================================================================
         INVOICE SHOULD BE DATED BETWEEN THE FIRST AND THE FIFTEENTH
         OF THE MONTH PRECEEDING DUE DATE. C0NTACT PERSON AT FORD
         IS DEBRA LAPANSEE AT 313 390 5850.
--------------------------------------------------------------------------------
LINE # * ITEM NUMBER *  QUANTITY *  U/M *  PRC/QTY  U/M    UNIT PRICE
--------------------------------------------------------------------------------
------------ DESCRIPTION ----------------   ---------- DESCRIPTION -----------
PURPOSE: FORKLIFTS AND MULES - PHASE II

CLAUSES HAVE BEEN CHANGED TO:
           ATTENTION: INVOICING INSTRUCTIONS HAVE BEEN CHANGED TO:
           ***********************************************************
           ***********************************************************
           **                                                       **
           **     BILL P.O. BOX 6049, DEARBORN, MI. 48121           **
           ***********************************************************
           ***********************************************************

*THESE ITEMS MUST APPEAR ON ALL SHIPPING AND BILLING DOCUMENTS

         PAYEE SHOULD BE JOB9L - AMERICAN FINANCE GROUP P.O. BOX
         360178, PITTSBURGH, PA 15251-6178/

                           REQUESTOR IS: S. ALBIN             (915)-779-8806
* SUPPLIER CODE - JOV9A    BUYER IS:     MARY ARREOLA         (915)-592-7811
                      --------------------------------
                                                  By  /S/ [ILLEGIBLE]
                                                    ----------------------------
                                                  Ford Motor Company, Purchasing
--------------------------------------------------------------------------------
R089284R02          Estimated cost          *For additional information contact:
                                             Name - Phone No.
PAGE 0001 OF 0001                            Mary Arreola
--------------------------------------------------------------------------------
Approved by              Date            Approved by            Date

--------------------------------------------------------------------------------
Approved by              Date            Approved by           Date

--------------------------------------------------------------------------------
(P)


OCT, 89  234-492 Ca4                                                           1

[FORD LOGO]

Purchase Notification

|_| Release  |X| Purchase Order |_| Requisition
--------------------------------------------------------------------------------
Ford Motor company, buyer, agrees to purchase and receive, and

      MEDLEY MATERIAL HANDLING INC.
      11640 ROJAS DR
      EL PASO                 TX
                          79936

Seller, agrees to sell and deliver supplies or services specified herein subject to the terms and conditions on the face and reverse side hereof.
--------------------------------------------------------------------------------
Show these numbers on shipping and billing documents
--------------------------------------------------------------------------------
Blanket order number (if any)     Purchase Order Number, or Release Authori-
                                  zation when blanket order is entered at left.
                                  No.  G 28 P089 204034
--------------------------------------------------------------------------------
F.O.B. (Title transfer point)               (other)       Date of order
|X| Carrier seller's plant |_| Destination                   12/06/89
--------------------------------------------------------------------------------
Transportation Terms                        (other)       Delivery date
|_| Collect  |X| Prepaid               PPD & ADD             5/01/90
--------------------------------------------------------------------------------
Payment terms                                             Shipping point
NET 30 DAYS
--------------------------------------------------------------------------------
Routing
|X| Seller's delivery |_| By destination traffic          FUNDS =USD
--------------------------------------------------------------------------------
* Ship to:
   FORD MOTOR COMPANY

AUTOVIDRIO, S.A. DE C.V.
11405 ROJAS DRIVE UNIT 9/10
EL PASO, TX 79936
ATTN: RECEIVING
--------------------------------------------------------------------------------
SALES AND USE TAXES
|x| Do not bill sales or use tax because purchases are covered by direct pay permits or exemptions.

|_| Do not bill sales or use tax because purchases are for resale.

    See Section 15 for additional information and instructions.
--------------------------------------------------------------------------------
* Invoice to:
  FORD MOTOR COMPANY

DPO - ACCOUNTING
P.O. BOX 1248
DEARBORN, MI. 48121
================================================================================
         $$ EFF 10/24/88, SEE NEW "INVOICE TO" LOCATION & ZIP CODE $$
         MAIL INVOICES TO ABOVE ADDRESS - SHOW COMPLETE PROCUREMENT
         NUMBER X-XX-XXXX-XXXXXX-XX, LINE NUMBERS XXX, ITEM NUMBERS
         XX-XX-XXX ANP YOUR SUPPLIER CODE XXXXX ON ALL INVOICES.
--------------------------------------------------------------------------------
LINE # * ITEM NUMBER *     QUANTITY *  U/M *        PRC/QTY    U/M   UNIT PRICE
--------------------------------------------------------------------------------
------------ DESCRIPTION ----------------   ---------- DESCRIPTION -----------
001 MI SC 902414                   18O MTH                           492.76000
  FIVE YEAR LEASE FOR THREE (3) NEW YALE ELECTRIC FORKLIFT TRUCKS WITH l0,O0O# CAPACITY AT 24" LOAD CENTER EQUIPPED AS SPECIFIED PER PROPOSAL # 063166 AND QUOTE G28Q089284Q01. MODEL # ERC1OOHBN48SEO85. LEASE PAYMENTS TO BE BILLED
  ON A MONTHLY BASIS.

002 MI SC 902415                   12O MTH                            71.13000
  FIVE YEAR LEASE ON TWO (2) NEW YALE WORKSAVER TOW TRACTOR (TUGGERS) WITH A 10,000# ROLLING LOAD CAPACITY EQUIPPED AS SPECIFIED IN PROPOSAL # 063168 AND QUOTE #G28Q089284Q01. MODEL # MTWR750LAN24S. LEASE PAYMENTS TO BE BILLED ON A MONTHLY BASIS.


*THESE ITEMS MUST APPEAR ON ALL SHIPPING AND BILLING DOCUMENTS
                                                           TOTAL PRICE  97232.40
           ********** TEXAS TAX EXEMPT - 16-1-38-0549190-2 **********



                           REQUESTOR IS: S. ALBIN             (915)-779-8806
* SUPPLR. CODE - DV08D     BUYER IS:
                      --------------------------------
                                                  By  /S/ [ILLEGIBLE]
                                                    ----------------------------
                                                  Ford Motor Company, Purchasing
--------------------------------------------------------------------------------
R089284R02          Estimated cost          *For additional information contact:
                                             Name - Phone No.
PAGE 0001 OF 0001                            S ALBIN 915-779-8806
--------------------------------------------------------------------------------
Approved by              Date            Approved by            Date

--------------------------------------------------------------------------------
Approved by              Date            Approved by           Date

--------------------------------------------------------------------------------
(P) B&A
MAR. 87  492ca-8                                                               1

                                   [FORD LOGO]

FORD MOTOR COMFANY, A DELAWARE CORPORATION    SHOW THIS PURCHASE ORDER NUMBER ON
BUYER WILL PURCHASE AND RECEIVE, AND                 SHIPPING AND BILLING PAPERS

                                 --------------
                                 PURCHASE ORDER            AP-43-399968-9a
                                    AMENDMENT
                                 --------------            AMENDMENT NUMBER

American Finance Group, Inc                                        2
Correspondence to:
Clark Equipment Company                                     AMENDMENT DATE
4300 Delemere Court
Royal Oak, MI 48073                                            12-21-89

Supplier      Duns                                          EFFECTIVE DATE
  Code        Number
                                                               12-21-89

SELLER WILL SELL AND DELIVER SUPPLIES OR SERVICES SPECIFIED HEREIN. SUBJECT TO THE TERMS AND CONDITIONS ON THE FACE AND REVERSE SIDE HEREOF.

FOLD

CODE NUMBER:

DESCRIPTION OF MATERIAL: Rental of (6) Clark Fork Trucks

THE ABOVE PURCHASE ORDER IS HEREBY AMENDED BY CHANGING THE:
                 Price and Specifications

                  FROM                                      TO
--------------------------------------   ---------------------------------------
                               PRICE                                     PRICE
                                           (1) - Truck:
                                           ------------
A.  Unit Value              $22,045.00   A.  Unit Value               $22,245.00
B.  Monthly Rent            $   398.79   B.  Monthly Rent             $   402.41
C.  Aggregate Rent          $23,927.00   C.  Aggregate Rent           $24,l45.00
D.  Monthly Rental Factor      .018090   D.  Monthly Rental Factor       .018090
E.  Lease Term                  5 yrs.   E.  Lease Term                   5 yrs.

                                                     ON9673/SR354709

                                           (1) - Truck:
                                           ------------
                                         A.  Unit Value               $23,955.00
                                         B.  Monthly Rent             $   433.34
                                         C.  Aggregate Rent           $26,000.00
                                         D.  Monthly Rental              .018090
                                         E.  Lease Term                  5 years

                                                     ON9674/82354710

                                           (4) Trucks                  No Change

                                                        Na 1/5/90

REASON: Specification Change on (2) trucks - (4) remain as written.

"BILL TO" LOCATION:                       "SHIP TO" LOCATION:
Wayne Assembly                            Wayne Assembly

                                          By: /s/ R. Cronan
          ON9673/SR354709                    -----------------------------------
        & ON9674/SR354710                     Ford Motor Co., Purchasing
                Na 1/5/90                     R. R. Cronan, Buyer 125

Requestor:    D. Turnwald                 TYPING DATE: 12/22/89
Phone:     (313) 322-6531
6657I/1)ms

DELIVERY TO REMAIN UNCHANGED UNLESS INDICATED ABOVE
This purchase order amendment does not require acknowledgement. It is assumed that the provisions of this amendment are acceptable to you. If you do not accept it as written, please return it with your counterproposal immediately.

SUPPLY STAFF (P)                                                        ORIGINAL
MAY           87     492F  Previous Editions May Not Be Used

                                   [FORD LOGO]

FORD MOTOR COMFANY, A DELAWARE CORPORATION    SHOW THIS PURCHASE ORDER NUMBER ON
BUYER WILL PURCHASE AND RECEIVE, AND                 SHIPPING AND BILLING PAPERS

                                 --------------
                                 PURCHASE ORDER            AP-43-399968-9
                                    AMENDMENT
                                 --------------            AMENDMENT NUMBER

American Finance Group, Inc                                        1
% Clark Equipment Company
4300 Delemere Court                                         AMENDMENT DATE
Royal Oak, MI 48073
                                                                4/07/89
Supplier      Duns
  Code        Number                                        EFFECTIVE DATE

                                                                4/07/89

SELLER WILL SELL AND DELIVER SUPPLIES OR SERVICES SPECIFIED HEREIN. SUBJECT TO THE TERMS AND CONDITIONS ON THE FACE AND REVERSE SIDE HEREOF.

FOLD

CODE NUMBER:

DESCRIPTION OF MATERIAL: Fork Trucks

THE ABOVE PURCHASE ORDER IS HEREBY AMENDED BY CHANGING THE:
                 Price and Specifications

                FROM                                        TO
------------------------------------     ---------------------------------------
                               PRICE                                     PRICE

A.   Unit Value           $17,640.00     A.  Unit Value               $22,045.00

B.   Monthly Rent         $   319.10     B.  Monthly Rent             $   398.79

C.   Aggregate Rent       $19,146.00     C.  Aggregate Rent           $23,927.00

D.   Monthly Rental Factor   .018090     D.  Monthly Rental Factor       .018090

E.   Lease Term              5 years     E.  Lease Term                  5 years

                                                     ON9504/ER118989
                                                               MG 4/20/89
REASON: Specification Change

CONFIRMING CONTACT:

"BILL TO" LOCATION:                      "SHIP TO" LOCATION:
P.O. Box 6004                            Wayne Assembly Plant

                                         By: /s/ R. Cronan
                                            -----------------------------------
                                             Ford Motor Co., Purchasing
                                             R. R. Cronan, Buyer 125

TG/RC/ms                                 TYPING DATE: 4/17/89
(6180I/1)
Requested: D. G. Turnwald, Issued date: 2/21/89
NAAO, 1529-A, phone 322-6531

DELIVERY TO REMAIN UNCHANGED UNLESS INDICATED ABOVE
This purchase order amendment does not require acknowledgement. It is assumed that the provisions of this amendment are acceptable to you. If you do not accept it as written, please return it with your counterproposal immediately.


                                     Page 1

SUPPLY STAFF (P)                                                        ORIGINAL
MAY           87     492F  Previous Editions May Not Be Used

                                   [FORD LOGO]

FORD MOTOR COMFANY, A DELAWARE CORPORATION    SHOW THIS PURCHASE ORDER NUMBER ON
BUYER WILL PURCHASE AND RECEIVE, AND                 SHIPPING AND BILLING PAPERS
                                -----------------
                                 PURCHASE ORDER           AP-4300-399968-9
                                -----------------
LESSOR/MANUFACTURER              DATE OF ORDER           DATE OF DELIVERY
American Finance Group, Inc.        1-18-89                  6-28-89
 % Clark Equipment Company
4300 Delemere Court              REQUISITION NO.          PAYMENT TERMS
Royal Oak, MI 48073              PN-4300-399968           1st day of each
                                                          month per lease

Supplier       Duns
Code           Number
SELLER, WILL SELL AND DELIVER SUPPLIES OR SERVICES SPECIFIED HEREIN, SUBJECT TO THE TERMS AND CONDITIONS ON THE FACE AND REVERSE SIDE HEREOF.

FOLD

                                   ROUTING                  SHIPPING POINT
                                   Vendor's Delivery        Lexington, KY.

SALES - USE TAX STATUS - To be paid by Lessee.

DELIVERY                             TRANSPORTATION COSTS
F.O.B. - Destination                 Prepaid and add to invoice

SHIP TO:                     INVOICE TO:                  PAYMENTS TO BE SENT
Ford Motor Company           Ford Motor Company           American Finance
Wayne Assembly Plant         Wayne Assembly Plant           Group, Inc.
37500 Van Born               P.O. Box 6004                Exchange Place
Wayne, MI  48183             Dearborn, MI  48121          Boston, MA 02109
                                                          ATTN: Lease Financing

QUANTITY         EQUIPMENT DESCRIPTION
--------         ---------------------

 (4) Clark Model #ECS-27 fork lift truck per Ford Motor Company ZA-1 Standards, Body and Assembly
                 Specifications, OSHA Regulations, and Lessor's Proposal #CAM 9-18 dated 9/18/88. Above to be leased per Master Lease dated April 5, 1988.

      A.    Unit Value:                  Each                    $17,640.00

      B.    Fixed Monthly Rent:          Each                    $   319.10

      C.    Aggregate Rent:              Each                    $19,146.00

      D.    Monthly Rental Factor:       Each                       .018090

      E.    Lease Term:                  Each                        5 yrs.

            Lease term begins on date of delivery to Ford.
                                                         ON 9504/ER 118989
                                                         POA LETTER SENT 2/20/89
CONFIRMING CONTACT: Chuck Movalson, phone 1/18/89        /s/ [ILLEGIBLE] 2/20/89
PROJECT AND ITEM NUMBERS: 20218-L-1

                                              By: /s/ R. R. Cronan
                                                  ------------------------
                                                  FORD MOTOR CO., PURCHASING
                                                  R. R. Cronan, 125
Requested By: B. Gray, Issued Date: 9/1/88
Room 1529A- NAAO, phone: 322-6510             DATE TYPED: 9/17/90
TG/RC/ms
(5911I/1)


                                     Page 1
SUPPLY STAFF (P)                                                       ORIGINAL
MAY          87  492F  Previous Editions May Not Be Used.

                                   [FORD LOGO]

FORD MOTOR COMFANY, A DELAWARE CORPORATION    SHOW THIS PURCHASE ORDER NUMBER ON
BUYER WILL PURCHASE AND RECEIVE, AND                 SHIPPING AND BILLING PAPERS
                                -----------------
                                 PURCHASE ORDER           AP-5300-692727-0
                                -----------------

LESSOR/MANUFACTURER
American Finance Group, Inc.       DATE OF ORDER           DATE OF DELIVERY
Correspondence to:                    8-30-90                  3-07-91
Fraza Equipment
15725 Twelve Mile Road             REQUISITION NO.          PAYMENT TERMS
Roseville, MI 48066-1859           PN-5300-692727           1st day of each
                                                            month per lease
Supplier       Duns
Code           Number
SELLER, WILL SELL AND DELIVER SUPPLIES OR SERVICES SPECIFIED HEREIN, SUBJECT TO THE TERMS AND CONDITIONS ON THE FACE AND REVERSE SIDE HEREOF.

FOLD

                                   ROUTING                  SHIPPING POINT
                                   Vendor's Delivery        Houston, TX

SALES - USE TAX STATUS - To be paid by Lessee.

DELIVERY                             TRANSPORTATION COSTS
F.O.B. - Destination                 Prepaid and add to invoice

SHIP TO:                     INVOICE TO:                  PAYMENTS TO BE SENT
Ford Motor Company           Ford Motor Company           American Finance
Dearborn Assembly Plant      Dearborn Assembly Plant      Group, Inc.
Rouge Area Rec AA            P.O. Box 1659                Exchange Place
Dearborn, MI 48121           Dearborn, MI 48121           Boston, MA 02109
                                                          ATTN: Lease Financing

QUANTITY         EQUIPMENT DESCRIPTION
--------         ---------------------

  1) Caterpillar Model #T-70D fork lift truck per Ford Motor Company ZA-1 Standards, OSHA Regulations, and Lessor's Proposal dated 8-20-90. Above to be leased per Master lease dated April 5, 1988.

      A.    Unit Value:                  Each                    $24,190.00

      B.    Fixed Monthly Rent:          Each                    $   597.39

      C.    Aggregate Rent:              Each                    $20,858.00

      D.    Monthly Rental Factor:       Each                       .023952

      E.    Lease Term:                  Each                        3 yrs.

            Lease term begins on date of delivery to Ford.

CONFIRMING CONTACT: Ed Patrick, 8/30/90
PROJECT AND ITEM NUMBERS: 50241L

                                              By: /s/ R. R. Cronan
                                                  ------------------------
                                                  FORD MOTOR CO., PURCHASING
                                                  R. R. Cronan, 125
Requested By: B. Gray
[ILLEGIBLE],                                  DATE TYPED: 9/17/90
TG/RC/ms
(7059I/17)


                                     Page 1
SUPPLY STAFF (P)                                                       ORIGINAL
MAY          87  492F  Previous Editions May Not Be Used.

                                   [FORD LOGO]

FORD MOTOR COMFANY, A DELAWARE CORPORATION    SHOW THIS PURCHASE ORDER NUMBER ON
BUYER WILL PURCHASE AND RECEIVE, AND                 SHIPPING AND BILLING PAPERS

                                 --------------
                                 PURCHASE ORDER             AP-53-692727-0
                                    AMENDMENT
                                 --------------            AMENDMENT NUMBER

American Finance Group                                          1
Correspondence to:
Fraza Equipment Company                                     AMENDMENT DATE
15725 Twelve Mile Road
Roseville, MI 48066-1859                                        5-06-91

Supplier      Duns                                          EFFECTIVE DATE
  Code        Number
                                                                3-07-91

SELLER WILL SELL AND DELIVER SUPPLIES OR SERVICES SPECIFIED HEREIN. SUBJECT TO THE TERMS AND CONDITIONS ON THE FACE AND REVERSE SIDE HEREOF

FOLD

CODE NUMBER:

DESCRIPTION OF MATERIAL: (1) Cat. Model T-70-D - Lease

THE ABOVE PURCHASE ORDER IS HEREBY AMENDED BY CHANGING THE:
                 Price and Specifications

                FROM                                        TO
------------------------------------     ---------------------------------------
                               PRICE                                     PRICE

  (1) Unit                                 (1) Unit
  --------                                 --------
A.   Unit Value           $24,190.00     A.  Unit Value               $30.070.00

B.   Monthly Rent         $   579.39     B.  Monthly Rent             $   720.24

C.   Aggregate Rent       $20,858.00     C.  Aggregate Rent           $25,929.00

D.   Monthly Rental Factor   .023952     D.  Monthly Rental Factor       .023952

E.   Lease Term               3 yrs.     E.  Lease Term                   3 yrs.

REASON: Specification Change

"BILL TO" LOCATION:                      "SHIP TO" LOCATION:
P.O. Box 1659                            Dearborn Assembly

                                         By: /s/ R. Cronan
                                            -----------------------------------
                                             Ford Motor Co., Purchasing
                                             R. R. Cronan, Buyer 125

Requestor: D. Graham                     TYPING DATE: 5/17/91
Dept. 2A32, NAA0
7309I/4)ms

DELIVERY TO REMAIN UNCHANGED UNLESS INDICATED ABOVE
This purchase order amendment does not require acknowledgement. It is assumed that the provisions of this amendment are acceptable to you. If you do not accept it as written, please return it with your counterproposal immediately.

                                     Page 1

SUPPLY STAFF (P)                                                        ORIGINAL
MAY           87     492F  Previous Editions May Not Be Used